Taxes on Income (Details) - Corporate Tax Rate [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Taxes on Income (Textual)
Corporate tax rate	23.00%	23.00%	24.00%
Unrecognized research and development expenses	$ 21,000	$ 33,100	$ 28,200
Taxes on income, description	In 2019, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 1.3 million) to the effective tax rate (0%) is the fact that deferred taxes were not created in respect of carry forward tax losses.